UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 27, 2015

TEMPUR SEALY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Tempur Way

Lexington, Kentucky 40511

(Address of principal executive offices) (Zip Code)

(800) 878-8889

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “Company” refer to Tempur Sealy International, Inc.

Item 1.01	Entry Into a Material Definitive Agreement

Amendment to Employment Agreement

On May 27, 2015, pursuant to Sections 6.3 and 6.8 of the Employment and Non-Competition Agreement by and between the Company and Mark A. Sarvary, dated as of June 30, 2008 (the “Employment Agreement”), the Company and Mr. Sarvary mutually agreed to amend the Employment Agreement (the “Amendment”) to add two subsections to the Employment Agreement to address technical issues on the timing of various severance and separation payments to be paid to Mr. Sarvary if and when he separates from the Company.

The description of the Amendment above does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which was filed as Exhibit 10.1 to Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2008, and the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Letter Agreement

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on May 11, 2015, Mr. Sarvary stepped down from his positions as President and Chief Executive Officer of the Company, effective May 12, 2015. On May 27, 2015, the Company sent a letter to Mr. Sarvary confirming that the Company was terminating Mr. Sarvary’s employment under the Employment Agreement not for Cause (as defined in the Employment Agreement), effective May 31, 2015. Mr. Sarvary’s departure will be governed by the terms of the Employment Agreement and the Amendment and other related compensation and benefit plans. In addition to the foregoing, on May 27, 2015 the Company entered into a letter agreement with Mr. Sarvary. The letter agreement confirmed Mr. Sarvary’s termination; Mr. Sarvary provided a general release and waiver of claims; and the Company agreed to provide Mr. Sarvary with outplacement services and reimburse legal expenses, a mutual non-disparagement provision and certain other provisions relating to his departure.

The description of the letter agreement above does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which was filed as Exhibit 10.1 to Form 8-K filed with the SEC on June 30, 2008, and the letter agreement, a copy of which is filed as Exhibit 10.2 hereto, each of which is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mr. Sarvary’s Termination

The disclosure in Item 1.01 of this Current Report on Form 8-K regarding Mr. Sarvary’s termination is incorporated by reference into this Item 5.02.

Election of Mr. Luther as Director

On May 30, 2015, the Board of Directors of the Company (the “Board”) appointed Jon Luther to serve as a director, with a term expiring at the Company’s annual meeting of stockholders for the year 2016. The Board also appointed Mr. Luther to serve on the Nominating and Corporate Governance Committee of the Board (the “NCG”) and the CEO Search Committee of the Board. There are no agreements or understandings between Mr. Luther and any other person pursuant to which he was appointed to the Board. Neither Mr. Luther nor his immediate family has been a party to any transaction required to be disclosed under Item 404(a) of Regulation S-K.

In connection with Mr. Luther’s appointment to and service on the Board and consistent with the compensation arrangements for non-employee directors as further described under the heading “Director Compensation” in the Company’s 2015 Proxy Statement filed with the SEC on March 16, 2015, Mr. Luther will receive an annual cash retainer, annual equity award grant and reasonable expense reimbursement for his service on the Board, with such amounts to be pro-rated to reflect his time of service. In connection with Mr. Luther’s appointment as a member of the NCG and CEO Search Committees of the Board, he will receive fees commensurate with such service.

Adoption of Retention Program

Additionally, in connection with recent changes in Board composition and the announced search for a new CEO, the Board approved on May 30, 2015 a retention program for certain members of senior management (the “Retention Program”) in order to help ensure stability in the senior management team over the next year and create additional incentives to meet performance targets for 2015. The Retention Program provides that the Company will make retention bonus payments to certain members of senior management ( the “Senior Executives”) if two requirements are met: (i) the Company meets an adjusted EBITDA threshold (as defined in the documents creating the Retention Program) for 2015 of $444 million (representing the consensus analysts’ estimate for 2015 adjusted EBITDA as of May 27, 2015) and (ii) the particular Senior Executive is still employed at May 31, 2016 or was terminated by the Company on or prior to that date, other than for “Cause”, or the Senior Executive terminated his or her employment on or before May 31, 2016 for “Good Reason” (with “Cause” and “Good Reason” having definitions based on the terms of the Senior Executive’s employment agreement or the Company’s Severance and Retention Plan dated as of March 18, 2013 which was filed as Exhibit 10.2 to Form 8-K filed with the SEC on October 23, 2013). The amounts to be paid to each Senior Executive are set forth below:

Tim Yaggi	Interim President and CEO	$1,000,000
Dale Williams	EVP and CFO	$500,000
Rick Anderson	EVP and President, North America	$500,000
David Montgomery	EVP and President, International	$500,000
Jay Spenchian	EVP and CMO	$500,000
Lou Jones	EVP, General Counsel and Secretary	$450,000
Brad Patrick	EVP and Chief Human Resources Officer	$450,000
Barry Hytinen	EVP, Corporate Development and Finance	$450,000
Bhaskar Rao	SVP, Corporate Finance and Chief Accounting Officer	$300,000

The foregoing summary of the material terms of the Retention Program is not complete and is qualified in its entirety by reference to the Retention Program as outlined in the forms of letter agreements to be signed with each Senior Executive to implement the Retention Program, which are attached hereto as Exhibit 10.3 and 10.4, respectively, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On June 1, 2015, the Company issued a press release announcing Mr. Luther’s appointment to the Board. The press release is attached to this Current Report as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

10.1	First Amendment to the Employment and Non-Competition Agreement, by and between the Company and Mark Sarvary, dated as of May 22, 2015

10.2	Letter agreement between the Company and Mark Sarvary, dated as of May 22, 2015

10.3	Form of Letter Agreement Outlining Retention Program for United States Executive Officers

10.4	Form of Letter Agreement Outlining Retention Program for non-United States Executive Officer

99.1	Press Release announcing the appointment of Jon Luther to the Board, dated June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2015

Tempur Sealy International, Inc.

By:	/s/ Dale E. Williams
Name:	Dale E. Williams
Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	First Amendment to the Employment and Non-Competition Agreement, by and between the Company and Mark Sarvary, dated as of May 22, 2015

10.2	Letter agreement between the Company and Mark Sarvary, dated as of May 22, 2015

10.3	Form of Letter Agreement Outlining Retention Program for United States Executive Officers

10.4	Form of Letter Agreement Outlining Retention Program for non-United States Executive Officer

99.1	Press Release announcing the appointment of Jon Luther to the Board, dated June 1, 2015